Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following registration statements of Sonic Automotive, Inc.:

•	Registration Statement No. 333-82615 on Form S-3;

•	Registration Statement No. 333-81059 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81059 on Form S-8;

•	Registration Statement No. 333-81053 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-81053 on Form S-8;

•	Registration Statement No. 333-71803 on Form S-3;

•	Registration Statement No. 333-77407 on Form S-3MEF;

•	Registration Statement No. 333-69907 on Form S-8;

•	Registration Statement No. 333-69899 on Form S-8;

•	Registration Statement No. 333-68183 on Form S-3;

•	Registration Statement No. 333-65447 on Form S-8;

•	Registration Statement No. 333-49113 on Form S-8;

•	Registration Statement No. 333-96023 on Form S-3;

•	Registration Statement No. 333-51978 on Form S-4;

•	Registration Statement No. 333-50430 and Nos. 333-50430-01 through 333-50430-G7 on Form S-3;

•	Registration Statement No. 333-69901 on Form S-8;

•	Post-Effective Amendment No. 2 to the Registration Statement No. 333-69901 on Form S-8;

•	Registration Statement No. 333-95791 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-95791 on Form S-8;

•	Registration Statement No. 333-46272 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46272 on Form S-8;

•	Registration Statement No. 333-46274 on Form S-8;

•	Post-Effective Amendment No. 1 to the Registration Statement No. 333-46274 on Form S-8;

•	Registration Statement No. 333-102052 on Form S-8;

•	Registration Statement No. 333-102053 on Form S-8;

•	Registration Statement No. 333-109411 on Form S-8;

•	Registration Statement No. 333-117065 on Form S-8;

•	Registration Statement No. 333-124370 on Form S-8;

•	Registration Statement No. 333-142435 on Form S-8;

•	Registration Statement No. 333-142436 on Form S-8;

•	Registration Statement No. 333-159674 on Form S-8;

•	Registration Statement No. 333-159675 on Form S-8;

•	Registration Statement No. 333-160452 and Nos. 333-160452-01 through 333-160452-277 on Form S-3;

•	Registration Statement No. 333-161519 and Nos. 333-161519-01 through 333-161519-277 on Form S-3;

•	Registration Statement No. 333-165718 and Nos. 333-165718-01 through 333-165718-277 on Form S-4;

•	Registration Statement No. 333-180814 on Form S-8; and

•	Registration Statement No. 333-180815 on Form S-8.

of our report dated March 5, 2012 ,except for Notes 1, 2, 5, 7, 9, 12, 13, and 14 (resulting from reclassifications between continuing and discontinued operations) as to which the date is June 25, 2012, with respect to the 2011 consolidated financial statements of Sonic Automotive, Inc. and subsidiaries (the “Company”) and of our report dated March 5, 2012 with respect to the effectiveness of internal control over financial reporting of the Company included in this Current Report (Form 8-K dated June 25, 2012) of the Company for the year ended December 31, 2011.

/s/ ERNST & YOUNG LLP

Charlotte, North Carolina

June 25, 2012